SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) October 1, 2002
                                  ---------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------

ITEM 5.  OTHER ITEMS

On October 1, 2002, General Motors Corporation (GM) issued a news release announcing September and third quarter production results and fourth quarter forecast was unchanged. The release is as follows:

GM Reports September Sales of 312,276 - Down 13 Percent

Truck Sales Down 8 Percent; Car Sales Decrease 18 Percent
GM CYTD Sales Up 2 Percent; Q3 sales Up 10 percent
GM Announces September And Q3 Production Results; Q4 Forecast Unchanged

DETROIT - General Motors Corp. dealers sold 312,276 new cars and trucks in September in the United States, down 13 percent over last year. GM's overall truck sales were down 8 percent and GM car sales decreased 18 percent. For the third quarter, GM total sales were up 10 percent and retail sales were up 11 percent. GM's calendar year sales are up 2 percent and retail sales are up 5 percent.

"Our September sales performance was softer than expected. However, when you consider our exceptional sales performance in July and August, lean inventories, and the competitive environment, we expected there would be some weakening in September sales," said Bill Lovejoy, group vice president of North America Vehicle Sales, Service and Marketing. "We remain pleased with our overall performance for the third quarter and for the year and remain optimistic as we head into the fourth quarter.

"We still expect our truck lineup to set the all-time industry record, we are pleased with our overall momentum, and importantly, our launch vehicles continue to strengthen our position in the marketplace," said Lovejoy.

GM Truck Sales
GM reported a decline of 5 percent in sport utility vehicles, selling 72,110 units in September. For the calendar year, GM utility vehicle sales are up nearly 29 percent. GM posted solid midsize utility sales once again, selling 30,381 for the month. GMC Envoy sales increased 72 percent over last year (7351 units). Additionally, the Chevrolet TrailBlazer increased 11 percent over last year with sales of 13,040.

GM had a solid sales month in full-size utility vehicles (33,742 units), led by exceptional sales of the new HUMMER H2 (2,974 units), and another strong month for the Cadillac Escalade (2,755 units), which increased 6 percent. Despite lean inventories, GM sold 64,768 full-size pickups for the month.

GM Car Sales
Overall GM car sales were down 18 percent in September. However, GM continues to generate momentum in the luxury vehicle segment with Cadillac division sales up
16.4 percent and Cadillac cars up 4.1 percent for the year. Cadillac CTS had another strong month with 3,277 sales. Clearly the CTS, along with the Pontiac Vibe, continue to strengthen GM's position in a highly competitive passenger car market.

Certified Used Sales
GM's industry-leading certified used car program sold approximately 35,000 total certified used vehicles in September, including the Cadillac, Saturn and Saab certified brands. The GM Certified Used Vehicle brand had another strong month, selling approximately 27,900 units. "Our certified used vehicle business continues to strengthen as our GM dealers, GMAC and the entire VSSM organization make it a tremendous success story for General Motors," Lovejoy said.

GM Announces September and Q3 Production Results, Q4 Production Forecast Remains Unchanged
In September, GM produced 491,200 vehicles (205,200 cars and 286,000 trucks) in North America, compared to 448,500 vehicles (210,500 cars and 238,000 trucks) produced in September 2001. (Totals include joint venture production of 13,300 vehicles in September 2002 and 8,700 vehicles in September 2001.)

In the third-quarter, GM North America built 1.307 million vehicles (567,000 cars and 740,000 trucks). In the third quarter of 2001, GM North America produced 1.238 million units (573,000 cars and 665,000 trucks).

The increase of approximately 22,000 units in North American third quarter production over the prior estimate was partially related to additional fleet units required to meet an increase in demand by the daily rental companies.

GM's fourth-quarter production forecast for North America remains unchanged at
1.389 million units (590,900 cars and 798,100 trucks). In the fourth-quarter of 2001, GM produced 1.294 million units (573,000 cars and 721,000 trucks) in North America.

GM also announced revised fourth-quarter production forecasts for its international regions:

   - GM Europe - The regions' revised fourth-quarter production forecast is 472,000 vehicles, up 7,000 vehicles from last month's forecast.
   - GM Asia Pacific - GM Asia Pacific's revised fourth-quarter production forecast is 74,000 vehicles, up 1,000 vehicles from last month's initial forecast.
   - GM Latin America, Africa and the Middle East - The region's revised fourth-quarter production forecast is 155,000 units, up 7,000 units over last month's forecast of 148,000 units.

GM cars and trucks are sold under the following brands: Chevrolet, Pontiac, Buick, Oldsmobile, Cadillac, GMC, Saturn, Hummer, Saab, Opel, Vauxhall and Holden. GM parts and accessories are marketed under the GM, GM Goodwrench and ACDelco brands through GM Service and Parts Operations.

More information on GM can be found at www.gm.com.


                                       ###


Note: GM sales and production results are available on GM Media Online at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-15, 16) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.




Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
                                                       Calendar Year-to-Date
                               September                 January - September
                      ---------------------------------------------------------
 Curr S/D:   23                            % Chg
 Prev S/D:   25         2002      2001    per S/D    2002        2001     % Chg
-------------------------------------------------------------------------------
Vehicle Total          312,276   388,365   -12.6   3,684,709   3,623,473    1.7
-------------------------------------------------------------------------------
Car Total              138,453   182,655   -17.6   1,608,351   1,757,143   -8.5
-------------------------------------------------------------------------------
Truck Total            173,823   205,710    -8.2   2,076,358   1,866,330   11.3
-------------------------------------------------------------------------------
Light Truck Total      171,147   203,361    -8.5   2,047,916   1,835,438   11.6
-------------------------------------------------------------------------------
Light Vehicle Total    309,600   386,016   -12.8   3,656,267   3,592,581    1.8
-------------------------------------------------------------------------------


           Market Division
           Vehicle Total                               Calendar Year-to-Date
                               September                 January - September
                      ---------------------------------------------------------
                                          % Chg
                        2002     2001    per S/D    2002         2001     % Chg
-------------------------------------------------------------------------------
Buick                   31,118    36,845    -8.2     324,466     300,654    7.9
Cadillac                16,722    16,945     7.3     145,422     124,973   16.4
Chevrolet              159,312   212,075   -18.3   2,015,619   1,957,652    3.0
GMC                     36,486    41,500    -4.4     414,664     391,757    5.8
HUMMER                   3,075        44   ***.*       7,916         571  ***.*
Oldsmobile              11,056    16,782   -28.4     123,205     189,470  -35.0
Other - Isuzu              980     1,024     4.0      10,008      11,856  -15.6
Pontiac                 33,128    43,281   -16.8     401,463     418,899   -4.2
Saab                     2,060     3,075   -27.2      30,446      27,414   11.1
Saturn                  18,339    16,794    18.7     211,500     200,227    5.6
-------------------------------------------------------------------------------

Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    136,393   178,978   -17.2   1,577,668   1,720,897   -8.3
-------------------------------------------------------------------------------
Light Truck            171,147   203,361    -8.5   2,047,916   1,835,438   11.6
-------------------------------------------------------------------------------

Twenty-three selling days for the September period this year and twenty-five for last year.

*American Isuzu Motors, Inc. dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.




                                                   2-1P
                                        GM Car Deliveries - (United States)
                                               September 2002
-------------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                         (1)     September              January - September
                         ------------------------------------------------------
                                          %Chg
                          2002    2001   per S/D      2002       2001    % Chg
                         ------------------------------------------------------
       Selling Days (S/D)  23      25
-------------------------------------------------------------------------------

Century                 13,070    13,965     1.7     119,923     108,291   10.7
LeSabre                 10,726    11,862    -1.7     105,693     110,915   -4.7
Park Avenue              1,566     2,661   -36.0      23,084      26,694  -13.5
Regal                    2,529     3,791   -27.5      28,330      39,807  -28.8
Riviera                      0         1   ***.*           0           4  ***.*
      Buick Total       27,891    32,280    -6.1     277,030     285,711   -3.0
-------------------------------------------------------------------------------
Catera                       0       602   ***.*         237       8,832  -97.3
CTS                      3,277         0   ***.*      24,332           0  ***.*
DeVille                  7,354     9,722   -17.8      63,674      70,861  -10.1
Eldorado                   365     1,357   -70.8       4,979       7,509  -33.7
Seville                  1,847     2,434   -17.5      16,186      17,942   -9.8
     Cadillac Total     12,843    14,115    -1.1     109,408     105,144    4.1
-------------------------------------------------------------------------------
Camaro                   2,126     3,235   -28.6      25,440      25,574   -0.5
Cavalier                11,664    17,577   -27.9     192,839     174,109   10.8
Corvette                 2,960     3,639   -11.6      24,439      24,450    0.0
Impala                  12,266    17,480   -23.7     143,695     150,599   -4.6
Lumina                       0        27   ***.*          32      17,584  -99.8
Malibu                  12,397    14,138    -4.7     134,492     145,575   -7.6
Metro                        0         9   ***.*          13       6,473  -99.8
Monte Carlo              4,167     7,166   -36.8      50,233      54,072   -7.1
Prizm                      189     2,321   -91.1      14,181      38,990  -63.6
    Chevrolet Total     45,769    65,592   -24.2     585,364     637,426   -8.2
-------------------------------------------------------------------------------
Alero                    7,462     7,643     6.1      74,098      90,786  -18.4
Aurora                     455     1,824   -72.9       7,498      19,954  -62.4
Cutlass                      0         0   ***.*           0          19  ***.*
Eighty Eight                 0         1   ***.*           0           4  ***.*
Intrigue                   901     3,428   -71.4      13,042      32,472  -59.8
    Oldsmobile Total     8,818    12,896   -25.7      94,638     143,235  -33.9
-------------------------------------------------------------------------------
Bonneville               2,295     4,193   -40.5      29,394      37,856  -22.4
Firebird                 1,472     2,423   -34.0      18,378      18,648   -1.4
Grand Am                 9,094    16,310   -39.4     123,586     148,565  -16.8
Grand Prix               8,816    10,859   -11.8      92,731      95,982   -3.4
Sunfire                  2,690     4,118   -29.0      54,583      56,935   -4.1
Vibe                     3,924         0   ***.*      23,953           0  ***.*
     Pontiac Total      28,291    37,903   -18.9     342,625     357,986   -4.3
-------------------------------------------------------------------------------
9-3                        788     1,576   -45.7      16,460      14,042   17.2
9-5                      1,272     1,499    -7.8      13,986      13,372    4.6
       Saab Total        2,060     3,075   -27.2      30,446      27,414   11.1
-------------------------------------------------------------------------------
Saturn L Series          4,916     5,673    -5.8      66,211      75,371  -12.2
Saturn S Series          7,865    11,121   -23.1     102,629     124,856  -17.8
      Saturn Total      12,781    16,794   -17.3     168,840     200,227  -15.7
-------------------------------------------------------------------------------
        GM Total       138,453   182,655   -17.6   1,608,351   1,757,143   -8.5
-------------------------------------------------------------------------------
                             GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     136,393   178,978   -17.2   1,577,668   1,720,897   -8.3
-------------------------------------------------------------------------------
GM Import                2,060     3,677   -39.1      30,683      36,246  -15.3
-------------------------------------------------------------------------------
        GM Total       138,453   182,655   -17.6   1,608,351   1,757,143   -8.5
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico


                                                    2-1P
                                        GM Car Deliveries - (United States)
                                                September 2002
-------------------------------------------------------------------------------
                                                        Calendar Year-to-Date
                         (1)     September              January - September
                         ------------------------------------------------------
                                          %Chg
                          2002    2001   per S/D      2002       2001    % Chg
                         ------------------------------------------------------
       Selling Days (S/D)  23      25
-------------------------------------------------------------------------------
                 GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             27,891    32,280    -6.1     277,030     285,711   -3.0
Cadillac Total          12,843    13,513     3.3     109,171      96,312   13.4
Chevrolet Total         45,769    65,592   -24.2     585,364     637,426   -8.2
Oldsmobile Total         8,818    12,896   -25.7      94,638     143,235  -33.9
Pontiac Total           28,291    37,903   -18.9     342,625     357,986   -4.3
Saturn Total            12,781    16,794   -17.3     168,840     200,227  -15.7
     GM North America
       Total*          136,393   178,978   -17.2   1,577,668   1,720,897   -8.3
-------------------------------------------------------------------------------

Cadillac Total               0       602   ***.*         237       8,832  -97.3
Saab Total               2,060     3,075   -27.2      30,446      27,414   11.1
     GM Import Total     2,060     3,677   -39.1      30,683      36,246  -15.3
-------------------------------------------------------------------------------
                         GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             31,118    36,845    -8.2     324,466     300,654    7.9
Cadillac Total          16,722    16,945     7.3     145,422     124,973   16.4
Chevrolet Total        159,312   212,075   -18.3   2,015,619   1,957,652    3.0
GMC Total               36,486    41,500    -4.4     414,664     391,757    5.8
HUMMER Total             3,075        44   ***.*       7,916         571  ***.*
Oldsmobile Total        11,056    16,782   -28.4     123,205     189,470  -35.0
Other-Isuzu Total          980     1,024     4.0      10,008      11,856  -15.6
Pontiac Total           33,128    43,281   -16.8     401,463     418,899   -4.2
Saab Total               2,060     3,075   -27.2      30,446      27,414   11.1
Saturn Total            18,339    16,794    18.7     211,500     200,227    5.6
     GM Total          312,276   388,365   -12.6   3,684,709   3,623,473    1.7
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico




                                                      3-1P
                                        GM Truck Deliveries - (United States)
                                                  September 2002
-------------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                         (1)     September              January - September
                         ------------------------------------------------------
                                          %Chg
                          2002    2001   per S/D      2002       2001    % Chg
                         ------------------------------------------------------
       Selling Days (S/D)  23      25
-------------------------------------------------------------------------------
Rendezvous               3,227     4,565   -23.2      47,436      14,943  217.4
    Total Buick          3,227     4,565   -23.2      47,436      14,943  217.4
-------------------------------------------------------------------------------
Escalade                 2,755     2,830     5.8      26,518      19,829   33.7
Escalade EXT             1,124         0   ***.*       9,496           0  ***.*
  Total Cadillac         3,879     2,830    49.0      36,014      19,829   81.6
-------------------------------------------------------------------------------
Astro                    2,403     3,847   -32.1      40,941      46,828  -12.6
C/K Suburban(Chevy)      9,571    13,611   -23.6     115,036     108,737    5.8
Chevy C/T Series           203       277   -20.3       3,767       4,597  -18.1
Chevy P Models & Mtr Hms     0        13   ***.*           0          73  ***.*
Chevy W Series             172       104    79.8       1,722       1,462   17.8
Express Cutaway/G Cut    1,741     1,546    22.4      15,447      12,163   27.0
Express Panel/G Van      5,550     4,413    36.7      50,144      49,584    1.1
Express/G Sportvan         549       727   -17.9      11,319      12,128   -6.7
Kodiak 4/5 Series          255         0   ***.*         743           0  ***.*
Kodiak 6/7/8 Series         16         0   ***.*          29           0  ***.*
S/T Blazer               4,903     7,987   -33.3      81,196     124,401  -34.7
S/T Pickup               8,791    10,430    -8.4     119,277     124,904   -4.5
Tahoe                   10,502    16,320   -30.1     160,465     144,506   11.0
Tracker                  2,429     3,735   -29.3      33,337      40,563  -17.8
TrailBlazer             13,040    12,752    11.2     178,248      55,687  220.1
Venture                  4,937     6,210   -13.6      68,172      69,177   -1.5
................................................................................
     Avalanche           6,224     7,639   -11.4      70,254      23,073  204.5
     Silverado-C/K
       Pickup           42,257    56,872   -19.2     480,158     502,343   -4.4
Chevrolet Fullsize
  Pickups               48,481    64,511   -18.3     550,412     525,416    4.8
................................................................................
  Chevrolet Total      113,543   146,483   -15.7   1,430,255  1 ,320,226    8.3
-------------------------------------------------------------------------------
C/K Suburban(GMC)            0         3   ***.*           0          34  ***.*
Envoy                    7,351     4,657    71.6      77,674      26,826  189.5
GMC C/T Series             599       517    25.9       8,578       9,656  -11.2
GMC W Series               296       414   -22.3       3,143       3,233   -2.8
P Models & Mtr Hms(GMC)      0         0   ***.*           0          15  ***.*
S/T Jimmy                   19       928   -97.8         919      28,688  -96.8
Safari (GMC)               724     1,097   -28.3      11,118      14,900  -25.4
Savana Panel/G Classic   1,270     1,627   -15.2      16,807      18,631   -9.8
Savana Special/G Cut       439       495    -3.6       6,701       8,716  -23.1
Savana/Rally               122       159   -16.6       2,037       1,968    3.5
Sierra                  15,163    17,363    -5.1     149,470     144,320    3.6
Sonoma                   2,509     2,667     2.3      33,026      32,121    2.8
Topkick 4/5 Series         115         0   ***.*         403           0  ***.*
Topkick 6/7/8 Series        40         0   ***.*          49           0  ***.*
Yukon                    3,688     5,732   -30.1      55,518      54,676    1.5
Yukon XL                 4,151     5,841   -22.8      49,221      47,973    2.6
     GMC Total          36,486    41,500    -4.4     414,664     391,757    5.8
-------------------------------------------------------------------------------
HUMMER H1                  101        44   149.5         494         571  -13.5
HUMMER H2                2,974         0   ***.*       7,422           0  ***.*
   HUMMER Total          3,075        44   ***.*       7,916         571  ***.*
-------------------------------------------------------------------------------
Bravada                    665     1,619   -55.4      11,490      16,948  -32.2
Silhouette               1,573     2,267   -24.6      17,077      29,287  -41.7
 Oldsmobile Total        2,238     3,886   -37.4      28,567      46,235  -38.2
-------------------------------------------------------------------------------
Other-Isuzu F Series       155       185    -8.9       1,413       1,715  -17.6
Other-Isuzu N Series       825       839     6.9       8,595      10,141  -15.2
 Other-Isuzu Total         980     1,024     4.0      10,008      11,856  -15.6
-------------------------------------------------------------------------------
Aztek                    1,176     1,877   -31.9      22,424      22,018    1.8
Montana                  3,661     3,501    13.7      36,414      38,895   -6.4
   Pontiac Total         4,837     5,378    -2.2      58,838      60,913   -3.4
-------------------------------------------------------------------------------
VUE                      5,558         0   ***.*      42,660           0  ***.*
   Saturn Total          5,558         0   ***.*      42,660           0  ***.*
-------------------------------------------------------------------------------
     GM Total          173,823   205,710    -8.2   2,076,358   1,866,330   11.3
-------------------------------------------------------------------------------
                         GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     172,767   204,713    -8.3   2,065,630   1,854,706   11.4
-------------------------------------------------------------------------------
GM Import                1,056       997    15.1      10,728      11,624   -7.7
-------------------------------------------------------------------------------
     GM Total          173,823   205,710   -8.2    2,076,358   1,866,330   11.3
-------------------------------------------------------------------------------
                         GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     171,147   203,361   -8.5    2,047,916   1,835,438   11.6
-------------------------------------------------------------------------------
GM Import                    0         0   ***.*           0           0  ***.*
-------------------------------------------------------------------------------
     GM Total          171,147   203,361    -8.5   2,047,916   1,835,438   11.6
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico



                                                      3-1P
                                        GM Truck Deliveries - (United States)
                                                 September 2002
-------------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                         (1)     September              January - September
                         ------------------------------------------------------
                                          %Chg
                          2002    2001   per S/D      2002       2001    % Chg
                         ------------------------------------------------------
       Selling Days (S/D)  23      25
-------------------------------------------------------------------------------
              GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              3,227     4,565   -23.2      47,436      14,943  217.4
Cadillac Total           3,879     2,830    49.0      36,014      19,829   81.6
Chevrolet Total        113,430   146,403   -15.8   1,429,108   1,319,216    8.3
GMC Total               36,275    41,307    -4.5     412,565     389,925    5.8
HUMMER Total             3,075        44   ***.*       7,916         571  ***.*
Oldsmobile Total         2,238     3,886   -37.4      28,567      46,235  -38.2
Other-Isuzu Total          248       300   -10.1       2,526       3,074  -17.8
Pontiac Total            4,837     5,378    -2.2      58,838      60,913   -3.4
Saturn Total             5,558         0   ***.*      42,660           0  ***.*
    GM North America
      Total*           172,767   204,713    -8.3   2,065,630   1,854,706   11.4
-------------------------------------------------------------------------------
Chevrolet Total            113        80    53.5       1,147       1,010   13.6
GMC Total                  211       193    18.8       2,099       1,832   14.6
Other-Isuzu Total          732       724     9.9       7,482       8,782  -14.8
    GM Import Total      1,056       997    15.1      10,728      11,624   -7.7
-------------------------------------------------------------------------------
         GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              3,227     4,565   -23.2      47,436      14,943  217.4
Cadillac Total           3,879     2,830    49.0      36,014      19,829   81.6
Chevrolet Total        112,897   146,089   -16.0   1,423,994   1,314,094    8.4
GMC Total               35,436    40,569    -5.1     402,491     378,853    6.2
HUMMER Total             3,075        44   ***.*       7,916         571  ***.*
Oldsmobile Total         2,238     3,886   -37.4      28,567      46,235  -38.2
Pontiac Total            4,837     5,378    -2.2      58,838      60,913   -3.4
Saturn Total             5,558         0   ***.*      42,660           0  ***.*
    GM North America
      Total*           171,147   203,361    -8.5   2,047,916   1,835,438   11.6
-------------------------------------------------------------------------------

                           GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              3,227     4,565   -23.2      47,436      14,943  217.4
Cadillac Total           3,879     2,830    49.0      36,014      19,829   81.6
Chevrolet Total        112,897   146,089   -16.0   1,423,994   1,314,094    8.4
GMC Total               35,436    40,569    -5.1     402,491     378,853    6.2
HUMMER Total             3,075        44   ***.*       7,916         571  ***.*
Oldsmobile Total         2,238     3,886   -37.4      28,567      46,235  -38.2
Pontiac Total            4,837     5,378    -2.2      58,838      60,913   -3.4
Saturn Total             5,558         0   ***.*      42,660           0  ***.*
    GM Total           171,147   203,361    -8.5   2,047,916   1,835,438   11.6
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico




                        GM Production Schedule - 10/1/02
---------------------------------------------------------------------------
                        GMNA
                -----------------                          Total   Memo:  JV*
Units 000s      Car* Truck* Total   GME**   GMLAAM  GMAP Worldwide  Car  Truck
-----------     -----------------   -----   ------  ---- --------- ----- -----
2002 Q3 #        567  740   1,307     412    133     89    1,941     19    20
O/(U) prior
forecast:@         6   16      22      (4)    (1)     4       21      0     0
-----------     -----------------   -----   ------  ---   ------
2002 Q4 #        591  798   1,389     472    155     74    2,090     13    24
O/(U) prior
forecast:@         0    0       0       7      7      1       15      0     0
-----------     -----------------   -----   ------  ---  -------

                      GMNA
                -----------------                          Total   Memo:  JV*
Units 000s      Car  Truck  Total    GME    GMLAAM  GMAP Worldwide  Car  Truck
-----------     -----------------   -----   ------  ---- --------- ----- -----

   1998
1st Qtr.         673   702  1,375     424    146     36    1,981     20     6
2nd Qtr.         615   557  1,172     479    153     39    1,843     13     8
3rd Qtr.         592   410  1,002     440    137     37    1,616     14     0
4th Qtr.         819   691  1,510     522     89     36    2,157     21     9
               ----- ----- ------   -----    ---    ---   ------     --    --
    CY         2,699 2,360  5,059   1,864    525    148    7,596     68    23

   1999
1st Qtr.         781   725  1,506     524     93     38    2,161     20    15
2nd Qtr.         760   795  1,555     533    110     25    2,223     22    13
3rd Qtr.         660   699  1,359     427    112     47    1,945     19    11
4th Qtr.         759   694  1,453     530     97     47    2,127     21    17
               ----- -----  -----   -----    ---    ---    -----     --    --
    CY         2,960 2,913  5,873   2,014    412    157    8,456     82    56

   2000
1st Qtr.         746   775  1,521     572    118     40    2,251     24    13
2nd Qtr.         787   781  1,568     534    140     45    2,287     19    17
3rd Qtr.         689   630  1,319     374    151     53    1,897     16    18
4th Qtr.         670   694  1,364     513    135     47    2,059     18    17
               ----- -----  -----   -----   ----    ---    -----     --    --
    CY         2,892 2,880  5,772   1,993    544    185    8,494     77    65

   2001
1st Qtr.         581  633   1,214     538    138     51    1,941    918     9
2nd Qtr.         638  726   1,364     491    165     64    2,084     13    16
3rd Qtr.         573  665   1,238     373    146     74    1,832     11    15
4th Qtr.         573  721   1,294     441    127     67    1,929      9    16
               ----- -----  -----   -----   ----    ---    -----     --    --
    CY         2,365 2,745  5,110   1,842    575    256    7,786     46    61

   2002
1st Qtr.         600   753  1,353     456    131     65    2,005     12    11
2nd Qtr.         688   865  1,553     453    141     74    2,221     15    17
3rd Qtr. #       567   740  1,307     412    133     89    1,941     19    20
4th Qtr. #       591   798  1,389     472    155     74    2,090     13    24
               ----- -----  -----   -----   ----    ---    -----     --    --
   CY #        2,446 3,156  5,602   1,793    560    302    8,257     59    72

      @ Numbers may vary due to rounding
      * JOINT VENTURE - NUMMI units included in U.S. Car, HUMMER in U.S. Truck, CAMI units included in Canada Car and Truck figures.
     ** GME Production includes Saab back to 1999
      # Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.






                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
      October 1, 2002
      ---------------
                                       By
                                            /s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)